SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 29, 2001


                                    HMSR INC.
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               (Exact Name of Registrant as Specified in Charter)



          Delaware                      0-19410                 04-3216862
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)


                140 Locke Drive, Marlborough, Massachusetts 01752
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               (Address of principal executive offices) (Zip Code)


                                 (508) 490-9500
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                Registrant's telephone number including area code


                                  HEMASURE INC.
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         (Former name or former address, if changed since last report.)








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Item  2.   Acquisition or Disposition of Assets.

       On May 29, 2001 (the "Closing Date"), HemaSure Inc., a Delaware corporation (now named HMSR Inc.) ("HemaSure"), sold substantially all of its non-cash assets (the "Asset Sale") to Whatman BioScience Inc., a Massachusetts corporation ("Buyer"), and a subsidiary of Whatman plc, an English corporation ("Parent"), pursuant to the terms and conditions of an asset purchase agreement, dated as of February 3, 2001 and amended on April 2, 2001 (the "Purchase Agreement"), entered into by and among the foregoing parties.

       Under the terms of the Purchase Agreement, Buyer acquired substantially all of the non-cash assets of HemaSure for consideration consisting of (1) a $10 million cash payment, which was paid on the Closing Date, (2) a reimbursement amount (the "Reimbursement Payment") effectively covering the net change in cash from the ongoing operations of HemaSure's business from November 1, 2000 through the Closing Date, which is expected to be paid in the third quarter of 2001, and
(3) a potential royalty payment in the amount of 4% on sales by Buyer or its affiliates of filtration products using HemaSure's technology up to a maximum aggregate amount of $12 million, subject to certain reductions as described in that certain royalty agreement, dated May 29, 2001, by and among HemaSure, Buyer and Parent.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

       (b) The pro forma financial statements required as part of this Current Report on Form 8-K are incorporated by reference to the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 27, 2001.

       (c) Exhibits.

           Exhibit No.      Description
           -----------      -----------

           2.1 (1) Asset Purchase Agreement, dated February 3, 2001 and amended on April 2, 2001 (the "Purchase Agreement"), by and among HemaSure Inc., a Delaware corporation ("HemaSure"), Whatman plc, an English corporation ("Parent"), and Whatman BioScience Inc., a Massachusetts corporation and a subsidiary of Parent ("Buyer").

           99.1 (1) Royalty Agreement, dated May 29, 2001, by and among HemaSure, Buyer and Parent.

           99.2             Press Release dated May 30, 2001.

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(1)    Incorporated by reference to the Company's Definitive Proxy Statement on
       Schedule 14A filed with the Securities and Exchange Commission on April 27, 2001.


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 5, 2001                      HMSR INC.



                                         By:   /s/ James B. Murphy
                                              --------------------------------
                                              Name:  James B. Murphy
                                              Title: Senior Vice President
                                                     and Chief Financial Officer








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                                  Exhibit Index
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           Exhibit No.      Exhibit
           -----------      -------

           2.1 (1) Asset Purchase Agreement, dated February 3, 2001 and amended April 2, 2001, by and among HemaSure Inc., a Delaware corporation ("HemaSure"), Whatman plc, an English corporation ("Parent"), and Whatman BioScience Inc., a Massachusetts corporation and a subsidiary of Parent ("Buyer").

           99.1 (1) Royalty Agreement, dated May 29, 2001, by and among HemaSure, Buyer and Parent.

           99.2              Press Release dated May 30, 2001


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(1)     Incorporated by reference to the Company's Definitive Proxy Statement on
        Schedule 14A filed with the Securities and Exchange Commission on April 27, 2001.










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